SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): January 16, 2004
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                             BIOLIFE SOLUTIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                         0-18170                  94-3076866
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(State or Other Jurisdiction       (Commission File No.)        (IRS Employer
    of Incorporation)                                        Identification No.)


            Suite 144 - Science III, SUNY Park, Binghamton, NY 13902
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              (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (607) 777-4415
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5.  Other Events and Required FD Disclosure
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          BioLife Solutions Inc. announced today that it has secured, to date,
          $1,381,250 through the sale, in a private placement to investors, of Units consisting of Series G Convertible Preferred Stock and warrants.

          Each Unit sold for $25,000 and consisted of one (1) share of Series G Convertible Preferred Stock, convertible into 312,500 shares of the Company's common stock, and a warrant to purchase 312,500 shares of the Company's common stock, on or before October 31, 2013, at $0.08 per share. The proceeds of the offering will be used for working capital purposes, including the payment of payables.


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                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIOLIFE SOLUTIONS, INC.


                                            By: /s/ John G. Baust
                                                -----------------------
                                                John G. Baust
                                                Chief Executive Officer
Date:    January 21, 2004